SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: February 14, 2005

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BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or other jurisdiction of incorporation or organization)	000-50548 (Commission File Number)	20-0500300 (I.R.S. Employer Identification No.)

615 Church Street, Lynchburg, VA (Address of principal executive offices)		24504 (Zip Code)

(434) 846-2000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (d) - Appointment of New Director

On February 10, 2005, Bank of the James Financial Group, Inc. (the "Company") appointed Dr. Augustus A. Petticolas, Jr. as a new member to the Company's Board of Directors. Dr. Petticolas also has been appointed to the Board of Directors of Bank of the James, the Company's wholly-owned subsidiary. Dr. Petticolas will serve on the Audit Committee.

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 14, 2005	BANK OF THE JAMES FINANCIAL GROUP, INC.
By /s/ Robert R. Chapman, III Robert R. Chapman, III President